UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           April 29, 2013

                                 NORTHEAST BANCORP
(Exact Name of Registrant as Specified in its Charter)

Maine	1-14588	01-0425066
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Canal Street, Lewiston, Maine	04240
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(207) 786-3245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. Rule 13e-4(c)).

Item 2.02     Results of Information and Financial Condition.

On April 29, 2013, Northeast Bancorp, a Maine corporation (the "Company"), issued a press release announcing its earnings for the third quarter ended March 31, 2013 and declaring the payment of a dividend. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein, including the exhibit attached hereto,  is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated April 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST BANCORP
Date: April 30, 2013	By:	/s/ Claire S. Bean
Claire S. Bean
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company, dated April 29, 2013